EXHIBIT 10.17

                                 August 17, 2000

    Supplement and Amendment to Annex 1-A of the Master Repurchase Agreement

This Supplement and Amendment to Annex 1-A of the Master Repurchase Agreement (the "Supplement") entered into by and between the undersigned and dated as of as of the 17th day of August, 2000 supplements and amends, and supersedes to the extent inconsistent with, the terms of Annex 1-A of the Master Repurchase Agreement ("Annex 1-A") entered into by and between the undersigned and dated as of the 31st day of March, 2000. Except as otherwise amended herein, the provisions of Annex 1-A shall apply to this Supplement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in Annex 1-A.

1.   Amendments.

     a) In Paragraph 1:

          (i) delete "$100,000,000" from the definition of "Maximum Amount" and insert "$150,000,000" in its place.

          (ii) insert ""Minimum Acceleration Amount" shall equal $120,000,000." after the definition of "Maximum Transfer Amount".

     b) In the first sentence of Paragraph 18:

          (i) delete "having, in the aggregate with all other Purchased CMBS with respect to which there was an acceleration of the Term Repurchase Date, Repurchase Prices not exceeding $10,000,000".

          (ii) insert "if the early termination is pursuant to sub-clause (B) of this sentence," after "provided that (i)" and before "Seller pays a fee".

          (iii) delete "(aa) if the early termination is pursuant to sub-clause
          (A) of this sentence, the Repurchase Prices of the affected Purchased CMBS or (bb) if the early termination is pursuant to sub-clause (B) of this sentence,".

          (iv) insert "if the early termination is pursuant to sub-clause (A) of this sentence, immediately after the transfer of the affected Purchased CMBS and the payment of the related Repurchase Price, the Amount of Transactions is not less that the Minimum Acceleration Amount, (iii)" after "the Maximum Amount, (ii)" and before "immediately after the transfer".

          (v) delete "(iii)" and insert "(iv)" in its place.

     c) In Paragraph 43, delete "$5,000,000" and insert "$7,500,000" in its place.


2. Modification. This Supplement may not be amended nor any provision hereof waived or modified except by an instrument in writing signed by the Buyer and Seller.

3. Governing Law. This Supplement shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to conflicts of law principles.

IN WITNESS WHEREOF, the undersigned have executed this Supplement as of the date set forth above.


                                       Bear, Stearns & Co., Inc.

                                       By: /s/ PAUL M. FRIEDMAN
                                          ---------------------------------
                                           Paul M. Friedman

                                       Title: Senior Managing Director
                                             ------------------------------
                                       November 06, 2000


                                       Bear, Stearns International Limited,

                                       By: /s/ PAUL M. FRIEDMAN
                                          ---------------------------------
                                           Paul M. Friedman

                                       Title: Director
                                             ------------------------------
                                       November 06, 2000


                                       LNR CMBS Holdings Corporation

                                       By: /s/ SHELLY RUBIN
                                          ---------------------------------
                                            Shelly Rubin

                                       Title: Vice President
                                             ------------------------------

================================================================================
   PSA    THE BOND MARKET
          TRADE ASSOCIATION

                           MASTER REPURCHASE AGREEMENT
                             September 1996 Version
================================================================================

                                            Dated as of March 31, 2000
                                                       -------------------------
Between:

BEAR, STEARNS INTERNATIONAL LIMITED
-----------------------------------

and

LNR CMBS HOLDING CORP.
----------------------

1. Applicability.

From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2. Definitions.

(a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency, or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

(b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

(c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;

(d) "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

(e)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

(f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

(h)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

(i) "Margin Notice Deadline", the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

(j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

(k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

(m) "Prime Rate", the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

(n) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

(o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

(p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

(r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

(s) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

(t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3. Initiation; Confirmation; Termination.

(a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

(b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

(c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4. Margin Maintenance.

(a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate

     Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

(b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

(c) If any notice is given by Buyer or Seller under subparagraph (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

(d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

(e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

(f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5. Income Payments.

Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6. Security Interest.

Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7. Payment and Transfer.

Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8. Segregation of Purchased Securities.

To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay income to, or apply income to the obligations of, Seller pursuant to Paragraph 5 hereof.

--------------------------------------------------------------------------------
Required Disclosure for Transactions in Which the Seller Retains Custody of the Purchased Securities

Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank] [third parties] and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing] [any] lien or to obtain substitute securities.
--------------------------------------------------------------------------------
* Language to be used under 17 C.F.R. s.s.403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
** Language to be used under 17 C.F R. s.s.403.5(d) if Seller is a financial institution.

9. Substitution.

(a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

(b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10. Representations.

Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal),
(iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11. Events of Default.

In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date,
(iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

(a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled. The non defaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

(b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefore on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

(c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

(d) If the non defaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

     (i)  as to Transactions in which the defaulting party is acting as Seller,
          (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

     (ii) as to Transactions in which the defaulting party is acting as Buyer,
          (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

          Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities.

(e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

(f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

(g) The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

(h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting arty for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (I) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11 (h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

(i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12. Single Agreement.

Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13. Notices and Other Communications.

Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and request hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified the preceding sentence.

14. Entire Agreement; Severability.

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15. Non-assignability; Termination.

(a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

(b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16. Governing Law.

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17. No Waivers, Etc.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18. Use of Employee Plan Assets.

(a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and
     (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19. Intent.

(a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
     Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

(c) The parties agree and acknowledge that if a party hereto is an "insured depository institution,", as such term is defined the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d) It is understood that this Agreement constitutes a "netting contracts as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a Financial institutions as that term is defined in FDICIA).

20. Disclosure Relating to Certain Federal Protections.

The parties acknowledge that they have been advised that:

(a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
     Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

(b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.



BEAR, STEARNS INTERNATIONAL LIMITED,         LNR CMBS Holdings Corporation


By: /s/ PAUL M. FRIEDMAN                     By:  /s/ SHELLY RUBIN
   --------------------------------             --------------------------------
    Paul M. Freidman                              Shelly Rubin

Title: Director                              Title:  Vice President
      -----------------------------                -----------------------------
Date: November 06, 2000                      Date:   4/14/00
     ------------------------------               ------------------------------

                                     ANNEX I

                        Supplemental Terms and Conditions

This Annex I forms a part of the Master Repurchase Agreement (September 1996 Version) dated as of March 31, 1999 (the "Agreement") between BEAR STEARNS INTERNATIONAL LIMITED ("Bear Stearns") and LNR CMBS Holdings Corporation ("Counterparty"). Capitalized terms used but not defined in this Annex I shall have the meanings ascribed to them in the Agreement.

l. Please initial in the space provided to select any/all of the optional Annexes listed below to form a part of the Agreement. The Annexes which are initialed will apply hereunder.


                                                               Initials
     (a)   Annex III (International Transactions)              ________
     (b)   Annex IV (Party Acting as Agent)                    ________
     (c)   Annex V (Margin for Forward Transactions )          ________
     (d)   Annex VI (Buy/Sell Back Transactions)               ________
     (e)   Annex VII (Transactions Involving Registered
                        Investment Companies)                  ________

2.   "Margin Notice Deadline" means 10:00 a.m. New York time.

3. The definition of "Market Value" in Paragraph 2(j) shall be replaced with the following:

          "Market Value", with respect to any Securities as of any date, the price for such Securities on such date as determined by Bear Stearns, in its sole discretion, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities).

4. The term "Transaction" includes any repurchase or reverse repurchase transaction outstanding on the date hereof.

5. (a) The first sentence of Paragraph 3(c) is hereby replaced with the following: "In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, by telephone or otherwise on a business day of the recipient of the demand. Unless a later time is specified in the demand, if such demand is made prior to 10:00 a.m. New York time, termination shall be effective at 3:00 p.m. New York time on the day demand is made; if such demand is made after 10:00 a.m. New York time, termination shall be effective at 9:00 a.m. New York time on the next business day of the recipient of the demand. After such demand, another later time may be agreed to by Buyer and Seller if confirmed in writing by both. Bear Stearns shall have the right to specify in a demand an earlier time than aforesaid that termination is to be effected if reasonable under the circumstances (as, for example, and not by way of limitation, in periods of increased market volatility or illiquidity of securities). Such demand shall be deemed given after Bear Stearns telephones Robert Cherry at 305-229-6446 or a substitute (each, a "Counterparty Authorized Representative"), who may be designated in writing addressed to Bear Stearns at 245 Park Avenue, 4th Floor, New York, New York 10167, Attention: Senior Managing Director, Finance Desk.

     (b) The second sentence of Paragraph 3(c) is hereby amended by replacing the words "On the date specified in such demand" with the words "At the time specified in such demand (or such later time as agreed to in writing)".

6. Demands by Bear Stearns for the delivery or return of cash or Additional Purchased Securities pursuant to Paragraphs 4(a) may be oral and need not be confirmed in writing.

7. Notwithstanding the definition of Purchase Price in Paragraph 2 of the Agreement and the provisions of Paragraph 4 of the Agreement, the parties agree that (i) except as provided in Paragraph 6, 11 and 13 of Annex 1-A, the Purchase Price will not be increased or decreased by the amount of any cash transferred by one party to the other pursuant to Paragraph 4 of the Agreement and (ii) transfer of such cash shall be treated, as if it constituted a transfer of Securities (with a Market Value equal to the U.S. dollar amount of such cash) pursuant to Paragraph 4(a) (including for purposes of the definition of "Additional Purchased Securities.")

8.   The following 2 paragraphs shall be added to Paragraph 9 of the Agreement:

     (c) In the case of any Transaction for which the Repurchase Date is other than the business day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Securities for the Purchased Securities, Seller shall have the right, subject to the proviso to this sentence, upon notice to Buyer, which notice shall be given at or prior to 10 a.m. (New York time) on such business day, to substitute substantially the same Securities for any Purchased Securities; provided, however, that Buyer may elect, by the close of business on the business day notice is received, or by the close of the next business day if notice is given after 10 a.m. (New York time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such other Securities and Buyer's transfer to Seller of such Purchased Securities, and after such substitution, the substituted Securities shall be deemed to be Purchased Securities. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate the Transaction.

     (d) In the event Seller exercises its right to substitute or terminate under sub-paragraph (c), Seller shall be obligated to pay to Buyer, by the close of the business day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual cost (including all fees, expenses and commissions) of (i) entering into replacement transactions;
     (ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter into replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith.

9. The parties acknowledge and agree that (a) any Securities subject to any Transaction, including privately placed securities, may be sold under Paragraph 11 in a private sale, which shall be deemed commercially reasonable and (b) in any sale pursuant to Paragraph 11, Bear Stearns shall have the right to purchase the Securities.

10. The words "obtained from a generally recognized source or the most recent closing bid quotation from such a source" in Paragraph 11(d)(i)(B), shall be replaced with the words "determined by Bear Stearns, in its sole discretion".

11. Bear Stearns shall have no obligation to release any monies or Purchased CMBS to Counterparty with respect to any Transaction unless and until all Transactions are adequately margined pursuant to the terms of the Agreement.


     Bear Stearns International Limited      LNR CMBS Holdings Corporation

     By: /s/ PAUL M. FRIEDMAN                By: /s/ SHELLY RUBIN
         -------------------------------         --------------------------
         Name: Paul M. Friedman                  Name: Shelly Rubin
         Title: Director                         Title: Vice President

     Date: November 6, 2000

                                    ANNEX I-A

This Annex I-A forms a part of the Master Repurchase Agreement dated as of March 31, 2000 (the "Repurchase Agreement") between BEAR, STEARNS INTERNATIONAL LIMITED ("Buyer") and LNR CMBS Holdings Corporation (the "Seller" or "Hedging Party"). This Annex I-A shall apply to Transactions in which Bear Stearns International Limited is or will be the Buyer of certain subordinated commercial mortgage-backed securities ("CMBS") issued with respect to pools of commercial mortgage loans, which pools qualify under sections 860A through 860G of the Internal Revenue Code as real estate mortgage investment conduits ("REMIC"), from Seller in accordance with the terms described below (each, a "CMBS Transaction"). For the avoidance of doubt, all CMBS Transactions between Seller and Buyer will be subject to the Repurchase Agreement, Annex I, this Annex I-A, each confirmation under the Repurchase Agreement (collectively, the "Agreement") and the Institutional Account Agreement dated as of March 31, 2000 between Buyer and Seller (the "Institutional Account Agreement") and each Purchased CMBS shall constitute a Purchased Security under this Agreement. If there is any inconsistency between the Repurchase Agreement, a confirmation under the Repurchase Agreement, Annex I and this Annex I-A, this Annex I-A shall control. Each CMBS Transaction shall constitute a sale by Seller to Buyer of the related CMBS. As used in this Agreement "BSCO Repurchase Agreement" means that Master Repurchase Agreement dated as of March 31, 2000 between Bear, Stearns & Co. Inc. ("BSCO") and Seller and all Annexes and Schedules thereto except as expressly modified herein. All other capitalized terms not herein defined shall have the meanings set forth in the BSCO Repurchase Agreement and/or the Agreement, as applicable.

1.   Definitions.

     "Affirmative Control" shall mean, with respect to any Purchased CMBS, the unilateral ability of the holder of any Related Purchased CMBS to exercise the rights of the Controlling Class, or, if the related CMBS Transaction does not provide for a Controlling Class, to unilaterally appoint, retain or remove the CMBS Transaction's special servicer.

     "Amount of Transactions" shall mean the aggregate amount of all "Purchase Prices" paid by any Bear Stearns entity for all repurchase transactions involving commercial mortgage backed securities, including the outstanding CMBS Transactions hereunder, and not repaid to Buyer, and all outstanding CMBS Transactions, if any, with any other Bear Stearns entity.

     "Business Day" shall mean each day on which BSCO is open for business.

     "Buyer's Base Margin Ratio" shall equal, with respect to any Purchased CMBS, the Buyer's Base Margin Ratio set forth on "Table Y" corresponding to the applicable Purchased CMBS.

     "Buyer's Margin Ratio" shall equal, with respect to any Purchased CMBS, (i) the decimal equivalent of Buyer's Base Margin Ratio applicable to such Purchased CMBS multiplied by (ii) the Concentration Adjustment Factor applicable to such Purchased CMBS.

     "Concentration Adjustment Factor" shall equal, with respect to any Purchased CMBS, the Concentration Adjustment Factor set forth on "Table X" corresponding to the Trust Concentration for such Purchased CMBS.

     "Contiguous Affirmative Control" shall mean, with respect to any Purchased CMBS, the ability of the holder of Related Purchased CMBS to exercise Affirmative Control, without interruption, regardless of any change in the Controlling Class or future reductions in the principal balance of the Related Purchased CMBS, unless and until (i) only one Related Purchased CMBS remains outstanding and (ii) such Related Purchased CMBS no longer qualifies as the Controlling Class.

     "Controlling Class" shall mean, with respect to each CMBS Transaction, the class and minimum amount of CMBS certificates that vest the holder with the unilateral right to appoint, retain or remove the transaction's special servicer (and to otherwise exercise the rights of the controlling class, however denominated in the issuing trust's governing documentation).

     "Initial Base Purchase Price" shall equal, with respect to any Purchased CMBS, the Initial Base Purchase Price set forth on "Table Y" corresponding to the Initial Base Purchase Price for such Purchased CMBS.

     "Initial Purchase Price" shall equal, with respect to any Purchased CMBS,
     (i) the Initial Base Purchase Price applicable to such Purchased CMBS multiplied by (ii) the Concentration Adjustment Factor applicable to such Purchased CMBS multiplied by (iii) the Market Value of the Purchased CMBS on the initial Purchase Date.

     "LIBOR" shall mean the London interbank offered rate for one month US Dollar deposits as quoted on Telerate Page 3750 at 8:30 am EST. Such rate will be determined by Buyer at the time a CMBS Transaction is entered into. LIBOR will be reset on a monthly basis on the 25th day of each month (or on such other date as Buyer may specify in each Confirmation), or, if such day is not a day on which banking institutions in London are generally open, such rate for the next day on which banking institutions in London are generally open thereafter.

     "Margin Deficit" when referring to Transactions under this Agreement, shall have the meaning specified in Paragraph 12 herein, and when referring to Transactions under the BSCO Repurchase Agreement, shall equal, the amount, at any time, that the Market Value of all Purchased Securities (as defined therein) subject to all Transactions (as defined therein) exceeds the aggregate Seller's Margin Amount (as defined therein) for all such Transactions at such time.

     "Maximum Amount" shall equal $100,000,000.

     "Maximum BSCO Transfer Amount" shall mean an amount determined, from time to time, by BSCO in its sole discretion.

     "Maximum Transfer Amount" shall mean an amount determined, from time to time, by Buyer in its sole discretion.

     "Purchased CMBS" shall mean all CMBS transferred by Seller to Buyer in a Transaction under the Agreement. The term "Purchased CMBS" with respect to any Transaction also shall include CMBS delivered pursuant to Paragraph 4(a) of the Repurchase Agreement.

     "Related CMBS" shall mean any CMBS issued by the issuing trust that issued the Purchased CMBS.

     "Related Hedge" shall mean any repurchase transaction between Seller and BSCO or another affiliate of Buyer in which BSCO or such other affiliate of Buyer is the seller of United States Treasury Securities to Seller.

     "Related Purchased CMBS" shall mean, with respect to any Purchased CMBS, any Related CMBS that are also Purchased CMBS (including the Purchased
     CMBS).

     "Termination Date" shall mean March 31, 2003.

     "Trust Concentration" shall equal, with respect to any Purchased CMBS, the percentage equivalent, rounded to the next highest whole percentage, of (i) the sum of the most recent Market Value of all Related Purchased CMBS divided by (ii) the sum of the most recent Market Value of all Purchased CMBS.



                      [This space intentionally left blank]

                              Table X

                                                Concentration
           Trust                                Adjustment
           Concentration                        Factor
          ----------------------------------------------------
           less than or
           equal to                             1.0000
           10.0%
          ----------------------------------------------------
           11.0%                                0.9985
          ----------------------------------------------------
           12.0%                                0.9938
          ----------------------------------------------------
           13.0%                                0.9862
          ----------------------------------------------------
           14.0%                                0.9754
          ----------------------------------------------------
           15.0%                                0.9615
          ----------------------------------------------------
           16.0%                                0.9446
          ----------------------------------------------------
           17.0%                                0.9246
          ----------------------------------------------------
           18.0%                                0.9015
          ----------------------------------------------------
           19.0%                                0.8754
          ----------------------------------------------------
           20.0%                                0.8462
          ----------------------------------------------------
           21.0%                                0.8138
          ----------------------------------------------------
           22.0%                                0.7785
          ----------------------------------------------------
           23.0%                                0.7400
          ----------------------------------------------------
           24.0%                                0.6985
          ----------------------------------------------------
           25.0%                                0.6538
          ----------------------------------------------------
           26.0%                                0.6062
          ----------------------------------------------------
           27.0%                                0.5554
          ----------------------------------------------------
           28.0%                                0.5015
          ----------------------------------------------------
           29.0%                                0.4446
          ----------------------------------------------------
           30.0%                                0.3846
          ----------------------------------------------------
           31.0%                                0.3215
          ----------------------------------------------------
           32.0%                                0.2554
          ----------------------------------------------------
           33.0%                                0.1862
          ----------------------------------------------------
           34.0%                                0.1138
          ----------------------------------------------------
           35.0%                                0.0385
          ----------------------------------------------------
           greater
           than 35.0%                           0.0000
          ----------------------------------------------------

                                   Table Y

                                          Initial Base      Buyer's Base
     Ratings of CMBS*  Pricing Rate       Purchase Price    Margin Ratio
     ----------------  ---------------    --------------    ------------

     BBB-/Baa3 and
     higher            LIBOR+ 150 bps           70%              75%

     BB+/Bal           LIBOR + 155 bps          65%              75%

     BB/Ba2            LIBOR+ 165 bps           65%              75%

     BB-/Ba3           LIBOR + 175 bps          65%              75%

     B+/B1**           LIBOR + 195 bps          50%              60%

     B/B2              LIBOR + 210 bps          50%              60%

     B-/B3             LIBOR + 225 bps          33%              43%

     CCC/Caa           LIBOR + 250 bps          25%              35%

     Not Rated         LIBOR + 250 bps          25%              35%

     * Ratings as published by a nationally recognized statistical rating organization on Purchased CMBS. In the event a rating on a particular Purchased CMBS is changed, the Purchased CMBS shall be treated at the new rating for all purposes (including Buyer's Base Margin Ratio, Buyer's Margin Ratio and Pricing Rate, but excluding the Initial Base Purchase Price and Initial Purchase Price) from the time of the change of the rating. If more than one rating agency rates the Purchased CMBS, the lowest of the ratings shall be the rating for the purposes of this Annex 1-A. If either (i) no rating agency rates the Purchased CMBS or (ii) any rating agency withdraws its rating of the Purchased CMBS, the terms listed for "Not Rated" shall apply.

     ** Buyer will not enter into a Transaction with respect to a Purchased CMBS whose rating is B+/B1 or lower unless the holder of such Purchased CMBS would have Contiguous Affirmative Control or unless Buyer, at is sole discretion, accepts a written assignment of certain control rights.

2. Buyer and Seller agree to enter into certain CMBS Transactions, subject to the terms of the Agreement and the Institutional Account Agreement. Each CMBS Transaction shall constitute a Transaction under the Repurchase Agreement. The aggregate amount of such CMBS Transactions outstanding at any time shall not exceed the Maximum Amount and no purchase by Buyer shall be made after the Purchase Date of the first CMBS purchased hereunder without the consent of Buyer, which it may withhold in its sole discretion. The transfer of each Purchased CMBS to Buyer under this Agreement shall constitute a separate Transaction and be subject to the terms and conditions set forth in this Agreement.

3. Accrued Price Differentials incurred in connection with all CMBS Transactions will be paid to Buyer on a monthly basis, on the date stated as the Repurchase Date in the Confirmation with respect to such CMBS Transaction (as same may be re-issued from time to time) or, if such day is not a Business Day, the first Business Day thereafter.

4. All outstanding CMBS Transactions under the terms of this Annex I-A will be repurchased by Seller on the Termination Date notwithstanding that a Confirmation may state a Repurchase Date other than the Termination Date; provided, however if Buyer, in its sole discretion, enters into new CMBS Transactions (including, without limitation, "rolling" any outstanding Transactions) after such date this Agreement shall continue to control such Transactions. The Repurchase Agreement is hereby amended to insert the word "Term" before "Repurchase Date" each time "Repurchase Date" occurs in the Repurchase Agreement and to delete section 2(q) and to substitute therefor the following:

               (q) "Term Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including the Termination Date set forth in Annex 1-A and any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

5. On the Term Repurchase Date, all Repurchase Prices and other amounts owed by Seller will be due and payable and Seller shall pay all such amounts as provided herein.

6. Paragraph 4(b) of the Repurchase Agreement shall not apply to CMBS Transactions. The Purchase Price of any Purchased CMBS shall not be increased after the date of Buyer's purchase thereof with respect to any subsequent CMBS Transaction involving such Purchased CMBS, except to the extent of transfers of cash by Buyer to BSCO as provided herein.

7. Notwithstanding any provision to the contrary contained in any other repurchase or other agreement, annexes or schedules thereto, with any other "Bear Stearns entity" (as defined in the Institutional Account Agreement), the Amount of Transactions shall not exceed, in the aggregate, the Maximum Amount at any time. If the Amount of Transactions exceeds the Maximum Amount, Seller shall repurchase sufficient Purchased CMBS to reduce the Amount of Transactions to not greater than the Maximum Amount not later than the first

     Business Day after notice from Buyer (which date shall constitute a Term Repurchase Date with respect to the Purchased CMBS to be repurchased hereunder and for the purpose of Section 1 l(ii) of the Repurchase Agreement).

8.   [RESERVED]

9. Seller shall deliver to Buyer, in the case of physical securities, all of the CMBS proposed to be purchased hereunder with fully executed transfer documentation and, in the case of book entry CMBS, fully executed transfer documentation, in either case in form sufficient to allow transfer and registration of such Purchased CMBS to Buyer no later than the proposed initial Purchase Date for the relevant CMBS. Seller shall deliver to Buyer the related Prospectus or Private Placement Memorandum and Pooling and Servicing Agreement at least two Business Days prior to Buyer's purchase. Buyer shall have the right to cancel any Transaction and Seller agrees to pay to Buyer any Purchase Price paid by Buyer plus any accrued Price Differential within five Business Days of notice (which date shall constitute a Term Repurchase Date for the purpose of Section ll(ii) of the Repurchase Agreement) if a Trustee (in the case of physical Purchased CMBS) and/or DTC (in the case of book entry Purchased CMBS) fails or refuses to transfer or register the related Purchased CMBS into the name of Buyer.

10. Seller shall provide to Buyer, within two Business Days of receipt, any written information received by Seller from the trustee or master servicer for each issuing trust corresponding to each Purchased CMBS including, without limitation, watch lists and borrower or periodic summary property financial reports but excluding (i) any periodic bond remittance reports that are otherwise available to Buyer directly from the trustee and (ii) any loan files corresponding to loans that have been transferred from the master servicer to the special servicer (Seller shall make items (i) or (ii) available to Buyer upon Buyer's request). Seller shall notify Buyer of any information, including, without limitation, credit standing or performance of the underlying mortgage loans, material correspondence, property level financial data or real estate market information known to Seller that could materially affect the market value of any Purchased CMBS. Seller shall make such notification within three business days of Seller's receipt of such information (except, in the case of information respecting the timing and amount of receipt of loan payments, Seller shall make such notification no earlier than permitted under the issuing trust's governing documentation). Seller's asset management and credit surveillance staff shall be reasonably made available to respond to periodic inquiries from Buyer regarding the status of the Purchased CMBS and the status of assets underlying the Purchased CMBS.

11. Paragraph 4(d) of the Repurchase Agreement is deleted and "(d) [OMITTED]" substituted therefor and Paragraph 4(a) of the Repurchase Agreement is deleted and the following substituted therefor:

     "(a) Notwithstanding anything in the Agreement to the contrary, if on any day the Repurchase Price for any Purchased CMBS (on a single Purchased CMBS by single Purchased CMBS basis) exceeds (A) the Market Value of such Purchased CMBS on such day multiplied by (B) the applicable Buyer's Margin Ratio on such day for such

     Purchased CMBS (each such Purchased CMBS, an "Affected CMBS" and such amount shall constitute a "Margin Deficit"), then Buyer may by notice to Seller require Seller to transfer to Buyer sufficient cash or additional securities acceptable to Buyer in its sole discretion, which cash or additional securities shall constitute Additional Purchased Securities within the meaning of Paragraph 2(b) of the Repurchase Agreement, so that, after such transfer(s), the Repurchase Price for each Affected CMBS shall be less than or equal to (A) the Market Value of such Affected CMBS on such day multiplied by (B) the applicable Buyer's Margin Ratio for such Affected CMBS.

     If Seller is required to transfer Additional Purchased Securities, Seller shall make such transfer by the close of the Federal Reserve wire for money transactions on the date notice is given if such notice is given before 10:00 a.m. (New York time) or, if such notice is given after 10:00 a.m. (New York time), by the close of the Federal Reserve wire for money transactions on the next Business Day.

12. Paragraph 2(c) of the Repurchase Agreement is amended to delete the text from and including "with respect to" through and including "such date" and to insert therefor "an amount equal to the Market Value of the Additional Purchased Securities required to be transferred pursuant to Paragraph 4(a) of the Repurchase Agreement.)

13. Paragraph 2(o) of the Repurchase Agreement is amended by inserting in clause (ii) after "Paragraph 4(b) hereof" and before "and decreased by" the following: "and by the amount of cash transferred by Buyer to BSCO to meet a Margin Deficit under the BSCO Repurchase Agreement or otherwise to benefit or for the account of Seller."

14. Paragraph 2(r) of the Repurchase Agreement is amended to insert: ", the Exit Fee (as defined in Paragraph 18 of Annex l-A)" after the words "sum of the Purchase Price" and before "and the Price Differential."

15.  [RESERVED]

16. At all times the pool of mortgage loans relating to the Purchased CMBS shall be qualified as a REMIC. If at any time any pool of mortgage loans relating to a Purchased CMBS is not qualified as a REMIC then the Market Value of such Purchased CMBS shall be deemed to be zero.

17. Paragraph 11 of the Repurchase Agreement is amended to delete the word "or" before (vii) and to add the following after "obligations hereunder" and prior to "(each an "Event of Default")":

     (viii) Seller fails to make any payment of Price Differential within one day after such payment becomes due, (and such Price Differential will be adjusted to reflect the date payment is actually received by Buyer), (ix) Seller fails to comply with Paragraph lO herein, (x) Seller fails to comply with Paragraph 11 herein, or (xi) Seller fails to comply with any other obligation to Buyer and such failure continues for a period of thirty days.

18. Seller may accelerate the Term Repurchase Date and pay the Repurchase Price and other amounts due with respect to either (A) any Purchased CMBS having, in the aggregate with all other Purchased CMBS with respect to which there was an acceleration of the Term Repurchase Date, Repurchase Prices not exceeding $10,000,000 or (B) all, but not less than all, outstanding CMBS Transactions, in each case, upon five Business Days' prior written notice to Buyer, provided that (i) Seller pays a fee (the "Exit Fee") equal to the lesser of (a) the expenses incurred by Buyer due to such acceleration of the Term Repurchase Date (including, without limitation, costs of hedging and breakage expenses), as determined by Buyer in its sole discretion, or
     (b) (x) the number of whole and partial calendar months from the accelerated Term Repurchase Date to the Termination Date multiplied by (y) three and one-third basis points (0.033333 %) multiplied by (aa) if the early termination is pursuant to sub-clause (A) of this sentence, the Repurchase Prices of the affected Purchased CMBS or (bb) if the early termination is pursuant to sub-clause (B) of this sentence, the greater of
     (I) the sum of the Repurchase Prices (excluding the applicable Exit Fees) for all Purchased CMBS or (II) the Maximum Amount, (ii) immediately after the transfer of the affected Purchased CMBS and the payment of the related Repurchase Price, Seller is not in default of any of its obligations under this Agreement or the BSCO Repurchase Agreement and there will be no Margin Deficit under this Agreement or the BSCO Repurchase and (iii) all Related Hedges are terminated simultaneously with the termination of the corresponding CMBS Transactions and all obligations owed by Seller, or its affiliates, under the Related Hedges are satisfied. Notwithstanding the foregoing, Buyer will not be responsible for delays in the return of any Purchased CMBS to Seller if such Purchased CMBS has been sent to the related trustee or to DTC, as appropriate, for reregistration. In either event, Buyer agrees to notify Seller of any delays and will use its reasonable best efforts to return the related

     Purchased CMBS to Seller promptly. Seller shall pay the Exit Fee with respect to all Purchased CMBS transferred to Seller on any Term Repurchase Date that precedes the Termination Date with respect to such Purchased CMBS. The acceleration of the Term Repurchase Date for any reason shall not excuse Seller from paying the Exit Fee.

19. Subject to Paragraph 43 herein, Buyer's sole recourse under the Agreement shall be to Purchased CMBS and to any and all other property held by or for Seller at or by any Bear Stearns entity or any agent thereof, any and all of Seller's right, title and interest in the Agreement, the BSCO Repurchase Agreement, the Transactions under the BSCO Repurchase Agreement, the Transactions under this Agreement, and all payments and performance due under this Agreement, the BSCO Repurchase Agreement and each Transaction under each such Agreement, and to all other Collateral (as such term is defined in the Institutional Account Agreement) and Buyer shall have no recourse to other assets or revenues of Seller, except that the foregoing limitation does not apply to damages sustained by Buyer if Seller or any affiliate has committed fraud, was grossly negligent, willfully impaired Buyer's ability to exercise any rights or remedies under the Agreement, the BSCO Repurchase Agreement or any other agreement with any other Bear Stearns entity, acted in bad faith or failed to provide Buyer with any material information, including, but not limited to the requirements set forth in Paragraph 10 herein, in each case with respect to the Agreement, the BSCO Repurchase Agreement or any other agreement with any other Bear Stearns entity, the BSCO Repurchase Agreement, this Agreement or any Purchased Security, provided, however, that Seller shall have no liability for any consequential, incidental, special, exemplary, punitive, or any similar damages. However, notwithstanding the proviso at the end of the preceding sentence, Seller shall be liable for, any costs, losses, damages and fees incurred in connection with a hedge entered into by Buyer after a default by Seller.

     The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Agreement, or any other agreement with a Bear Stearns entity; (b) affect the validity or enforceability of, or any guaranty made in connection with, the Agreement, or any other agreement with a Bear Stearns entity or any of the rights and remedies of Buyer or other Bear Stearns entity thereunder;
     (c) impair the right of Buyer or other Bear Stearns entity to obtain the appointment of a receiver; (d) constitute a prohibition against Buyer or other Bear Stearns entity seeking a judgment against Seller in order to commence any appropriate action or proceeding in order for Buyer or other Bear Stearns entity to exercise its remedies against the Purchased Securities, cash or other property described in the first sentence of the preceding paragraph or any payments or performance due under the Agreement, or any other agreement with a Bear Stearns entity; or (e) constitute a waiver of the right of Buyer or any other Bear Stearns entity to enforce the liability and obligation of Seller, by money judgement or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation by Buyer or any other Bear Stearns entity (including attorneys' fees and costs reasonably incurred) not incurred under the Agreement.

20. Seller's obligations under the Agreement consist of a single obligation, notwithstanding that the CMBS Transactions are margined on a Transaction-by-Transaction basis. Upon an Event of Default, all Purchased Securities, cash and other property held pursuant to the Agreement and all payments and performance due under the Agreement may be utilized by Buyer to satisfy Seller's obligations under the Agreement or any other agreement with Buyer.

21. Notwithstanding anything to the contrary in this Agreement, Buyer shall not be deemed to have waived any right which it may have or be deemed to have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount due and owing under the provisions of the Agreement.

22. For so long as Seller is not in default of any of its obligations under this Agreement or the BSCO Repurchase Agreement, Buyer will refrain from exercising Affirmative Control and Seller may exercise such Affirmative Control. Buyer and Seller shall enter into such agreements as may be necessary to effect this provision on a pool by pool basis, provided, however, that nothing shall impair Buyer's right to exercise unilaterally Affirmative Control upon a default by Seller of any of its obligations under this Agreement or the BSCO Repurchase Agreement.

23. Notwithstanding anything in the Agreement to the contrary, Buyer shall have the right to assign any or all of the Transactions to any of its affiliates provided that Buyer remains responsible for the performance by such affiliate of its obligations in respect of any transferred CMBS Transaction.

24. Notwithstanding anything in the Agreement to the contrary and for so long as Seller is not in default of any provision of this Agreement, Seller may substitute Purchased CMBS with other CMBS acceptable to Buyer in its sole discretion. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such substituted CMBS and Buyer's transfer to Seller of such Purchased CMBS, and after such substitution, the substituted CMBS shall be deemed to be Purchased CMBS. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate simultaneously all the outstanding CMBS Transactions pursuant to Paragraph 18 herein.

25. Buyer may, in its sole discretion, from time to time permit Seller to utilize an amount less than or equal to the Maximum Transfer Amount (as defined herein) of any Purchased CMBS to meet a Margin Deficit for any other CMBS Transaction or any other Transaction under this Agreement.

26. Buyer may, in its sole discretion and with the permission of BSCO, from time to time permit Seller to (x) utilize an amount less than or equal to the Maximum BSCO Transfer Amount to meet a Margin Deficit for any Transaction under this Agreement and (y) utilize an amount less than or equal to the Maximum Transfer Amount to meet a Margin Deficit under the BSCO Repurchase Agreement.

27. Upon one Business Day's notice to Seller, Buyer, in its sole discretion, may determine at any time, with respect to any Transaction under this Agreement or the BSCO Repurchase Agreement, to revoke its permission for Seller to utilize some or all of the Maximum Transfer Amount to meet a Margin Deficit and such Maximum Transfer Amount shall thereafter not be available to meet a Margin Deficit, notwithstanding the prior utilization by Seller of such Maximum Transfer Amount to meet a Margin Deficit.

28. Seller acknowledges that it shall not rely on any availability of any Maximum Transfer Amount to meet a Margin Deficit under this Agreement or the BSCO Repurchase Agreement in view of Buyer's not having any obligation to allow Maximum Transfer Amount to be used to meet a Margin Deficit or to continue to be used to meet a Margin Deficit, each such decision being within Buyer's sole discretion. Any failure on behalf of Buyer to require Seller to meet a Margin Deficit shall not be a waiver of any right to require the transfer of Additional Purchased Securities, or to otherwise meet a Margin Deficit, with respect to any Transaction at any time.

29. Notwithstanding anything to the contrary in the Agreement, any Purchased CMBS utilized to meet a Margin Deficit for any other Transaction (under this Agreement or under the BSCO Repurchase Agreement) shall not be returned to Seller upon payment of the Repurchase Price of such other Transaction by reason of such Purchased CMBS having been used to meet a Margin Deficit for such other Transaction.

30.  [RESERVED]

31.  [RESERVED]

32.  [RESERVED]

33. Notwithstanding anything to the contrary in the Agreement or the BSCO Repurchase Agreement, any Purchased CMBS utilized to meet a Margin Deficit under the BSCO Repurchase Agreement shall not be returned to Seller upon payment of its obligations with respect to such Transaction under the BSCO Repurchase Agreement by reason of such Purchased CMBS having been used to meet a Margin Deficit under the BSCO Repurchase Agreement. Buyer shall have no obligation to release any monies to Seller with respect to any Transaction unless and until all Transactions under this Agreement and under the BSCO Repurchase Agreement are adequately margined pursuant to this Agreement and the BSCO Repurchase Agreement.

34.  [RESERVED]

35. At the request of BSCO, Buyer may, in its sole discretion, transfer cash in an amount less than Maximum Transfer Amount to BSCO to meet a Margin Deficit under the BSCO Repurchase Agreement; provided, however, that any such cash transferred in excess of any cash applied by BSCO to the obligations of Seller under the BSCO Repurchase Agreement, shall be returned to Buyer. At the request of Buyer, BSCO may, in its sole discretion, transfer cash in an amount less than the Maximum BSCO Transfer Amount, if any, to Buyer to meet a Margin Deficit under the Agreement provided, however, that any such cash transferred in excess of any cash applied by Buyer to the obligations of Seller under the Agreement shall be returned to BSCO.

36. Funds transferred by Seller to Buyer may be co-mingled and funds may be held at various Bear Stearns entities. Seller may obtain repayment of funds transferred to Buyer by Seller at a time when there was no Margin Deficit under this Agreement or the BSCO Repurchase Agreement and no outstanding requests for margin on notice to Buyer if: (i) there is no default under the Agreement or the BSCO Repurchase Agreement, (ii) such withdrawal will not result in a Margin Deficit under this Agreement or the BSCO Repurchase Agreement and (iii) Seller has no outstanding obligations to any Bear Stearns entity.

37.  [RESERVED]

38.  [RESERVED]

39.  [RESERVED]

40. The Agreement, the BSCO Repurchase Agreement and the Institutional Account Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions between the parties hereto, whether verbal or written, with respect to such subject matter.

41. Except for the Institutional Account Agreement, this Agreement shall supersede any agreement between Seller and any Bear Stearns entity with respect to all CMBS Transactions.

42. Payments of principal of Purchased CMBS shall be applied to reduce the Repurchase Price of such Purchased CMBS. Payments of interest received in connection with Purchased CMBS shall be applied to reduce Seller's obligations to make monthly Price Differential payments. Any Income received by Buyer in excess of the amounts necessary to satisfy the obligations set forth in the prior two sentences shall be released to Seller, provided, however that such funds shall be released only if Seller is not in default of any of its obligations under this Agreement or the BSCO Repurchase Agreement and there will be no Margin Deficit under this Agreement or the BSCO Repurchase Agreement after the release of such cash.

43. Seller shall post a Letter of Credit in an amount equal to $5,000,000 in form and substance acceptable to Buyer in its sole discretion issued by a financial institution whose long term-debt is rated at least "A" or equivalent and is acceptable to Buyer in its sole discretion. Such Letter of Credit shall be additional Collateral (as defined in the Institutional Account Agreement) as security for all obligations owed by Seller hereunder and such Letter of Credit shall be drawable 14 days before expiration if not renewed prior to such time. Such Letter of Credit shall be released by Buyer at its sole discretion.

BEAR, STEARNS INTERNATIONAL LIMITED,        LNR CMBS HOLDINGS CORPORATION


By: /s/ PAUL M. FRIEDMAN                    By: /s/ SHELLY RUBIN
   ---------------------------------           ---------------------------------
    Paul M. Friedman                             Shelly Rubin

Title: Director                             Title: Vice President
      ------------------------------              ------------------------------

Date: November 06, 2000                     Date: April 14, 2000
     -------------------------------             -------------------------------


                                            BEAR, STEARNS & CO., INC.


                                            By: /s/ PAUL M. FRIEDMAN
                                               ---------------------------------
                                                Paul M. Friedman

                                            Title: Senior Managing Director
                                                  ------------------------------

                                            Date: November 06, 2000
                                                 -------------------------------

                                    ANNEX II

             Names and Addresses for Communications Between Parties

PARTY A:          LNR Properties Corporation
                  760 NW 107th Avenue
                  Suite 300
                  Miami, FL 33172

                  ATTENTION: Shelly Rubin, Vice President
                  TELEPHONE: (305) 229-6440


PARTY B:          Bear, Stearns & Co. Inc.
                  Government Operations
                  1 Metrotech Center North
                  7th Floor
                  Brooklyn, NY 11201-3859

                  ATTENTION: Sr. Managing Director
                  TELEPHONE: (212) 272-1203

                                    Annex III

                           International Transactions

This Annex III (including any Schedules hereto) forms a part of the Master Repurchase Agreement dated as of March 31, 1999 (the "Agreement") between Bear Stearns International Limited and LNR CMBS Holdings Corporation. Capitalized terms used but not defined in this Annex III shall have the meaning ascribed to them in the Agreement.

1.   Definitions. For purposes of the Agreement and this Annex III:

     (a) The following terms shall have the following meanings:

          "Base Currency", United States dollars or such other currency as Buyer and Seller may agree in the Confirmation with respect to any International Transaction or otherwise in writing;

          "Business Day" or "business day":

          (i) relation to any International Transaction which (A) involves an International Security and (B) is to be settled through CEDEL or Euroclear, a day on which CEDEL or, as the case may be, Euroclear is open to settle business in the currency in which the Purchase Price and the Repurchase Price are denominated;

          (ii) in relation to any International Transaction which (A) involves an International Security and (B) is to be settled through a settlement system other than CEDEL or Euroclear, a day on which that settlement system is open to settle such International Transaction;

          (iii) in relation to any International Transaction which involves a delivery of Securities not falling within (I) or (ii) above, a day on which banks are open for business in the place where delivery of the relevant Securities is to be effected; and

          (iv) in relation to any International Transaction which involves an obligation to make a payment not falling within (I) or (ii) above, a day other than a Saturday or Sunday on which banks are open for business in the principal financial center of the country of which the currency in which the payment is denominated is the official currency and, if different, in the place where any account designated by the parties for the making or receipt of the payment is situated (or, in the case of ECU, a day on which ECU clearing operates);

               "CEDEL", CEDEL Bank, societe anonyme;

               "Contractual Currency", the currency in which the International Securities subject to any International Transaction are denominated or such other currency as may be specified in the Confirmation with respect to any International Transaction;

               "Euroclear", Morgan Guaranty Trust Company of New York, Brussels Branch, as operator of the Euroclear System;

               "International Security", any Security that (I) is denominated in a currency other than United States dollars or (ii) is capable of being cleared through a clearing facility outside the United States or (iii) is issued by an issuer organized under the laws of a jurisdiction other than the United States (or any political subdivision thereof);

               "International Transaction", any Transaction involving (I) an International Security or (ii) a party organized under the laws of a jurisdiction other than the United States (or any political subdivision thereof) or having its principal place of business outside the United States or (iii) a branch or office outside the United States designated in Annex I by a party organized under the laws of the United States (or any political subdivision thereof) as an office through which that party may act;

               "LIBOR", in relation to any sum in any currency, the offered rate for deposits for such sum in such currency for a period of three months which appears on the Reuters Screen LIBO page as of 11:00 A.M., London time, on the date on which it is to be determined (or, if more than one such rate appears, the arithmetic mean of such rates);

               "Spot Rate", where an amount in one currency is to be converted into a second currency on any date, the spot rate of exchange of a comparable amount quoted by Buyer and Seller, for the sale by such bank of such second currency against a purchase by it of such first currency.

     (b) Notwithstanding Paragraph 2 of the Agreement, the term "Prime Rate" shall mean, with respect to any International Transaction, LIBOR plus a spread, as may be specified in the Confirmation with respect to any International Transaction or otherwise in writing.

2. Manner of Transfer. All transfers of International Securities (I) shall be in suitable form for transfer and accompanied by duly executed instruments of transfer or assignment in blank (where required for transfer) and such other documentation as the transferee may reasonably request, or (ii) shall be transferred through the book-entry system of Euroclear or CEDEL, or
     (iii) shall be transferred through any other agreed securities clearing system or (iv) shall be transferred by any other method mutually acceptable to Seller and Buyer.

3.   Contractual Currency.

     (a) Unless otherwise mutually agreed, all funds transferred in respect of the Purchase Price or the Repurchase Price in any International Transaction shall be in the Contractual Currency.

     (b) Nothwithstanding subparagraph (a) of this Paragraph 3, the payee of any payment may, at its option, accept tender thereof in any other currency; provided, however, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharge only to the extent of the amount of the Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) for delivery within the customary delivery period for spot transactions in respect of the relevant currency.

     (c) If for any reason the amount in the Contractual Currency so received, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of the Agreement, the party required to make the payment shall (unless an Event of Default has occurred and such party is the nondefaulting party) as a separate and independent obligation (which shall not merge with any judgment or any payment or any partial payment or enforcement of payment) and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

     (d) If for any reason the amount of the Contractual Currency received by one party hereto exceeds the amount in the Contractual Currency due such party in respect of the Agreement, then (unless an Event of Default has occurred and such party is the nondefaulting party) the party receiving the payment shall refund promptly the amount of such excess.

4. Notices. Any and all notices, statements, demands or other communications with respect to International Transactions shall be given in accordance with Paragraph 13 of the Agreement and shall be in the English language.

5.   Taxes.

     (a) Transfer taxes, stamp taxes and all similar costs with respect to the transfer of Securities shall be paid by Seller.

     (b) (i) Unless otherwise agreed, all money payable by on party (the "Payor") to the other (the "Payee") in respect of any International Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax (a "Tax"), unless the withholding or deduction of such Tax is required by law. In that even, unless otherwise agreed, Payor shall pay such additional amounts as will result in the net amounts receivable by Payee (after taking account of such withholding or deduction) being equal to such amounts as would have been received by Payee had no such Tax been required to be withheld or deducted; provided that for purposes of Paragraphs 5 and 6 the term "Tax" shall not include any Tax that would not have been imposed but for the existence of any present or former connection between Payee and the jurisdiction imposing such Tax other than the mere receipt of payment from Payor or the performance of Payee's obligations under an International Transaction. The parties acknowledge and agree, for the avoidance of doubt, that the amount of Income required to be transferred, credited or applied by Buyer for the benefit of Seller under Paragraph 5 of the Agreement shall be determined without taking into account ant Tax required to be withheld or deducted from such Income, unless otherwise agreed.

         (ii) In the case of any Tax required to be withheld or deducted from any money payable to a party hereto acting as Payee by the other party hereto acting as Payor, Payee agrees to deliver to Payor (or, if applicable, to the authority imposing the Tax) any certificate or document reasonably requested by Payor that would entitle Payee to an exemption from, or reduction in the rate of, withholding or deduction of Tax from money payable by Payor to Payee.

         (iii) Each party hereto agrees to notify the other party of any circumstance known or reasonably known to it (other than a Change of Tax Law, as defined in Paragraph 6 hereof) that causes a certificate or document provided by it pursuant to subparagraph
               (b)(ii) of this Paragraph to fail to be true.

         (iv) Notwithstanding subparagraph (b)(i) of this Paragraph, no additional amounts shall be payable by Payor to Payee in respect of an International Transaction to the extent that such additional amounts are payable as a result of a failure by Payee to comply with its obligations under subparagraph (b)(ii) or
               (b)(iii) of this Paragraph with respect to such International Transaction.

6.   Tax Event.

     (a) This Paragraph 6 shall apply if either party notifies the other, with respect to a Tax required to be collected by withholding or deduction that -

          (i) any action taken by a taxing authority or brought in a court of competent jurisdiction after the date of an International Transaction is entered into, regardless of whether such action is taken or brought with respect to a party to the Agreement; or

          (ii) a change in the fiscal or regulatory regime after the date of International Transaction is entered into, (each, a "Change of Tax Law") has or will, in the notifying party's reasonable opinion, have a materiel adverse effect on such party in the context of an International Transaction.

     (b) If so requested by the other party, the notifying party will furnish the other party with an opinion of a suitably qualified adviser that an event referred to in subparagraph (a)(i) or (a)(ii) of this Paragraph 6 has occurred and affects the notifying party.

     (c) Where this Paragraph 6 applies, the party giving the notice referred to in subparagraph (a) above may, subject to subparagraph (d) below, terminate the International Transaction effective from a date specified in the notice, not being earlier (unless so agreed by the other party) than 30 days after the date of such notice, by nominating such date as the Repurchase Date.

     (d) If the party receiving the notice referred to in subparagraph (a) of this Paragraph 6 so elects, it may override such notice by giving a counter-notice to the other party. If a counter-notice is given, the party which gives such counter-notice will be deemed to have agreed to indemnify the other party against the adverse effect referred to in subparagraph (a) of this Paragraph 6 so far as it relates to the relevant International Transaction and the original Repurchase Date will continue to apply.

     (e) Where an International Transaction is terminated as described in this Paragraph 6, the party which has given the notice to terminate shall indemnify the other party against any reasonable legal and other professional expenses incurred by the other party by reason of the termination, but the other party may not claim any sum constituting consequential loss or damage in respect of a termination in accordance with this Paragraph 6.

     (f) This Paragraph 6 is without prejudice to Paragraph 5 of this Annex III; but an obligation to pay additional amounts pursuant to Paragraph 5 of this Annex III may, where appropriate, be a circumstance which causes this Paragraph 6 to apply.

7. Margin. In the calculation of "Margin Deficit" and "Margin Excess" pursuant to Paragraph 4 of the Agreement, all sums not denominated in the Base Currency shall be deemed to be converted into the Base Currency at the Spot Rate on the date of such calculation.

8.   Events of Default.

     (a) In addition to the Events of Default set forth in Paragraph 11 of the Agreement, it shall be an additional "Event of Default" if either party fails, after on business day's notice, to perform any covenant or obligation required to be performed by it under this Annex III, including, without limitation, the payment of taxes or additional amounts as required by Paragraph 5 of this Annex III.

     (b) In addition to the other rights of a nondefaulting party under Paragraph 11 of the Agreement, following an Event of Default, the nondefaulting party may, at any time at its option, effect the conversion of any currency into a different currency of its choice at the Spot Rate on the date of the exercise of such option and offset obligations of the defaulting party denominated in different currencies against each other.

                                 Schedule III.A

            International Transactions Relating to [Relevant Country]

This Schedule III.A forms a part of Annex III to the Master Repurchase Agreement dated as of March 31, 1999 (the "Agreement" between Bear Stearns International Ltd. and LNR CMBS Holdings Corporation. Capitalized terms used but not defined in this Schedule III. A shall have the meaning ascribed to them in Annex III.




               [Insert provisions applicable to relevant country]

                                    Annex IV

                              Party Acting as Agent

* Bear Stearns International Limited            ** LNR CMBS Holdings Corporation

This Annex IV forms a part of the Master Repurchase Agreement dated as of March 31, 1999, 19__ (the "Agreement") between *________ and **________. This Annex IV sets forth the terms and conditions governing all transactions in which a party selling securities or buying securities, as the case may be) "Agent"), in a Transaction is acting as agent for one or more third parties (each, a "Principal"). Capitalized terms used but not defined in this Annex IV shall have the meanings ascribed to them in the Agreement.

1. Additional Representations. In addition to the representations set forth in Paragraph 10 of the Agreement, Agent hereby makes the following representations, which shall continue during the term of any Transaction:
    Principal has duly authorized Agent to execute and deliver the Agreement on its behalf, has the power to so authorize Agent and to enter into the Transactions contemplated by the Agreement and to perform the obligations of Seller or Buyer, as the case may be, under such Transactions, and has taken all necessary action to authorize such execution and delivery by Agent and such performance by it.

2. Identification of Principals. Agent agrees (a) to provide the other party, prior to the date on which the parties agree to enter into any transaction under the Agreement, with a written list of Principals for which it intends to act as Agent (which list may be amended in writing from time to time with the consent of the other party), and (b) to provide the other party, before the close of business on the next business day after orally agreeing to enter into a Transaction, with notice of the specific Principal or Principals for whom it is acting in connection with such Transaction. If (i) Agent fails to identify such Principal or Principals prior to the close of business on such next business day or (ii) the other party shall determine in its sole discretion that any Principal or Principals identified by Agent are not acceptable to it, the other party may reject and rescind any Transaction with such Principal or Principals, return to Agent any Purchased Securities or portion of the Purchase Price, as the case may be, previously transferred to the other party and refuse any further performance under such Transaction, and Agent shall immediately return to the other party any portion of the Purchase Price or Purchased Securities, as the case may be, previously transferred to Agent in connection with such Transaction; provided, however, that (A) the other party shall promptly (and in any event within one business day) notify Agent of its determination to reject and rescind such Transaction and (B) to the extent that any performance was rendered by any party under any Transaction rejected by the other party, such party shall remain entitled to any Price Differential or other amounts that would have been payable to it with respect to such performance if such Transaction had not been rejected. The other party acknowledges that Agent shall not have any obligation to provide it with confidential information regarding the financial status of its Principals; Agent agrees, however, that it will assist the other party in obtaining from Agent's Principals such information regarding the financial status of such Principals as the other party may reasonably request.

3. Limitation of Aqent's Liability. The parties expressly acknowledge that if the representations of Agent under the Agreement, including this Annex IV, are true and correct in all material respects during the term of any Transaction and Agent otherwise complies with the provisions of this Annex IV, then (a) Agent's obligations under the Agreement shall not include a guarantee of performance by its Principal or Principals and (b) the other party's remedies shall not include a right of setoff in respect of rights or obligations, if any, of Agent arising in other transaction in which Agent is acting as principal.

4.  Multiple Principals.

    (a) In the event that Agent proposes to act for more than one Principal hereunder, Agent and the other party shall elect whether (I) to treat Transactions under the Agreement as transactions entered into on behalf of separate Principals or (ii) to aggregate such Transactions as if they were transactions by a single Principal. Failure to make such an election in writing shall be deemed an election to treat Transactions under the Agreement as transactions on behalf of separate Principals.

    (b) In the event that Agent and the other party elect (or are deemed to elect) to treat Transactions under the Agreement as transaction on behalf of separate Principals, the parties agree that (I) Agent will provide the other party, together with the notice described in Paragraph 2(b) of this Annex IV, notice specifying the portion of each Transaction allocable to the account of each of the Principals for which it is acting (to the extent that any such Transaction is allocable to the account of more than one Principal); (ii) the portion of any individual Transaction allocable to each Principal shall be deemed a separate Transaction under the Agreement; (iii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall be determined on a Transaction- by- Transaction basis (unless the parties agree to determine such obligations on a Principal-by-Principal basis); and (iv) Buyer's and Seller's remedies under the Agreement had entered into a separate

    Agreement with the other party on behalf of each of its Principals.

    (c) In the event that Agent and the other party elect to treat Transactions under the Agreement as if they were transactions by a single Principal, the parties agree that (1) Agent's notice under Paragraph 2(b) of this Annex IV need only identify the names of its Principals but not the portion of each Transaction allocable to each Principal's account; (ii) the margin maintenance obligations of Buyer and Seller under Paragraph 4 of the Agreement shall, subject to any greater requirement imposed by applicable law, be determined on an aggregate basis for all Transactions entered into by Agent on behalf of any Principal, and (iii) buyer's and Seller's remedies upon the occurrence of an Event of Default shall be determined as if all Principals were a single Seller or Buyer, as the case may be.

    (d) Notwithstanding any other provision of the Agreement (including, without limitation, this Annex IV), the parties agree that any Transactions by Agent on behalf of an employee benefit plan under ERISA shall be treated as Transactions on behalf of separate Principals in accordance with Paragraph 4(b) of this Annex IV (and all margin maintenance obligations of the parties shall be determined on a Transaction-by-Transaction basis).

5. Interpretation of Terms. All references to "Seller" or "Buyer", as the case may be, in the Agreement shall, subject to the provisions of this Annex IV (including, among other provisions, the limitations on Agent's liability in Paragraph 3 of this Annex IV), be construed to reflect that (1) each Principal shall have, in connection with any Transaction or Transactions entered into by Agent on its behalf, the entering into such Transaction or Transactions with the other party under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole agent for performance of Seller's obligations to Buyer or buyer's obligations to Seller, as the case may be, and for receipt of performance by Buyer of its obligations to Seller or Seller of its obligations to Buyer, as the case may be, in connection with any Transaction or Transactions under the Agreement (including, among other things, as Agent for each Principal in connection with transfers of Securities, cash or other property and as agent for giving and receiving all notices under the Agreement). Both Agent and its Principal or Principals shall be deemed "parties" to the Agreement and all references to a "party" or "either party" in the Agreement shall be deemed revised accordingly (and any Act of Insolvency with respect to Agent or any other Event of Default by Agent under Paragraph 11 of the Agreement shall be deemed an Event of Default by Seller or Buyer, as the case may be).

                                     Annex V

                         Margin for Forward Transactions

* Bear Stearns International Limited            ** LNR CMBS Holdings Corporation

This Annex V forms a part of the Master Repurchase Agreement dated as of March 31, 1999, 19__ (the "Agreement") between *________ and **________. Capitalized terms used but not defined in this Annex V shall have the meanings ascribed to them in the Agreement.

1. Definitions. For purposed of the Agreement and this Annex V, the following terms shall have the following meanings:

     "Forward Exposure", the amount of loss a party would incur upon canceling a Forward Transaction and entering into a replacement transaction, determined in accordance with market practice or as otherwise agreed by the parties;

     "Forward Transaction", any Transaction agreed to by the parties as to which the Purchase Date has not yet occurred;

     "Net Forward Exposures", the aggregate amount of a party's Forward Exposure to the other party under all Forward Transaction hereunder reduced by the aggregate amount of any Forward Exposure of the other party to such party under all Forward Transactions hereunder;

     "Net Unsecured Forward Exposure", a party's Net Forward Exposure reduced by the Market Value of any Forward Collateral transferred to such party (and not returned) pursuant to Paragraph 2 of this Annex V.

2.   Margin Maintenance.

(a) If at any time a party (the In-the-Money Party") shall have a Net Unsecured Forward Exposure to the other party (the "Out-of-the-Money Party") under one or more Forward Transactions, the In-the-Money Party may by notice to the Out-of-the-Money Party Securities require the Out-of-Money Party to transfer to the In-the-Money Party Securities or cash reasonably acceptable to the In-the-Money Party (together with any In come thereon and proceeds thereof, Forward Collateral") having a Market Value sufficient to eliminate such Net Unsecured Forward Exposure. the Out-of-the-Money Party may by notice to the In-the-Money Party require the In-the-Money Party to transfer to the Out-of-the-Money Party Forward Collateral having a Market Value that exceeds the In-the-Money Party's Net Forward Exposure ("Excess Forward Collateral Amount"). The rights of the parties under this subparagraph shall be in addition to their rights under subparagraphs (a) and (b) of Paragraph 4 and any other provisions of the Agreement.

(b) The parties may agree, with respect to any or all Forward Transactions hereunder, that the respective rights of the parties under subparagraph (a) of this Paragraph may be exercised only where a Net Unsecured Forward exposure or Excess Forward Collateral Amount, as the case may be, exceeds a specified dollar amount or other specified threshold for such Forward transactions (which amount or threshold shall be agreed to by the parties prior to entering into any such Forward Transactions).

(c) The parties may agree, with respect to any or all Forward Transaction hereunder, that the respective rights of the parties under subparagraph (a) of this Paragraph to require the elimination of a Net Unsecured Forward Exposure or Excess Forward collateral Amount, as the case may be, may be exercised whenever such a Net Unsecured Forward Exposure or Excess Forward Collateral Amount exists with respect to any single Forward Transaction hereunder (calculated without regard to any other Forward Transaction outstanding hereunder).

(d) The parties may agree, with respect to any or all Forward Transaction hereunder, that (1) one party shall transfer to the other party Forward Collateral having a Market Value equal to a specified dollar amount or other specified threshold no later than the Margin Notice Deadline on the day such Forward Transaction is entered into by the parties or (ii) one party shall not be required to make any transfer, the Market Value of the Forward Collateral held by such party would be less than a specified dollar amount or other specified thresh old (which amount or threshold shall be agreed to by the parties prior to entering into any such Forward Transactions).

(e) If any notice is given by a party to the other under subparagraph (a) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer Forward Collateral as provided in such subparagraph no later than the close of business in the relevant market on such business day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such Forward Collateral later than the close of business in the relevant market on the next business day.

(f) Upon the occurrence of the Purchase Date for any Forward Transaction and the performance by the parties of their respective obligations to transfer cash and Securities on such date, any Forward Collateral in respect of such Forward Transaction, together with any Income thereon and proceeds thereof, shall be transferred by the party holding such Forward Collateral to the other party; provided, however, that neither party shall be required to transfer such Forward Collateral to the other if such transfer would result in the creation of a Net Unsecured Forward Exposure of the transferor.

(g) The Pledgor (as defined below) of Forward Collateral may, subject to agreement with and acceptance by the Pledgee (as defined below) thereof, substitute other Securities reasonably acceptable to the Pledgee for any Securities Forward Collateral. Such substitution shall be made by transfer to the Pledgee of such other Securities and transfer to the Pledgor of such Securities Forward Collateral. After substitution, the substituted Securities shall constitute Forward Collateral.

3.   Security Interest.

(a) In addition to the rights granted to the parties under Paragraph 6 of the Agreement, each party ("Pledgor") hereby pledges to the other party ("Pledgee") as security for the performance of its obligations hereunder, and grants Pledgee a security interest in and right of setoff against, any Forward Collateral and any other cash, Securities or property, and all proceeds of any of the foregoing, transferred by or on behalf of Pledgor or due from Pledgee to Pledgor in connection with the Agreement and the Forward Transactions hereunder.

(b) Unless otherwise agreed by the parties, a party to whom Forward Collateral has been transferred shall have the right to engage in repurchase transaction with Forward collateral or otherwise sell, transfer, pledge or hypothecate Forward Collateral, including in respect of loans or other extensions of credit to such party that may be in amounts greater than the forward Collateral such party is entitled to as security for obligations hereunder, and that may extend for periods of time longer than the periods during which such party is entitled to Forward Collateral as security for obligations hereunder; provided, however, that no such transaction shall relieve such party of its obligations to transfer Forward Collateral pursuant to Paragraph 2 or 4 of this Annex V or Paragraph 11 of the Agreement.

4.   Events of Default

(a) In addition to the Events of Default set forth in Paragraph 11 of the Agreement, it shall be an additional "Event of Default" if either party fails, after one business day's notice, to perform any covenant or obligation required to be performed by it under Paragraph 2 or any other provision of this Annex.

(b) In addition to the other rights of a nondefaulting party under Paragraphs 11 and 12 of the Agreement, if the nondefaulting party exercised or is deemed to have exercised the option referred to in Paragraph 11(a) of the
     Agreement:

     (i) The nondefaulting party, without prior notice to the defaulting party, may (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Forward Collateral subject to any or all Forward Transactions hereunder and apply the proceeds thereof to any amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Forward Collateral in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against any amounts owing by the defaulting party hereunder.

     (ii) Any Forward Collateral held by the defaulting party, together with any Income thereon and proceeds thereof, shall be immediately transferred by the defaulting party to the nondefaulting party. The nondefaulting party may, as its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), and without prior notice to the defaulting party, (I) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same party to the nondefaulting party as required hereunder or (ii) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source, whereupon the defaulting party shall be liable for the price of such Replacement Securities together with the amount of any cash Forward Collateral not delivered by the defaulting party to the nondefaulting party as required hereunder.

Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Forward Collateral subject to any Forward transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid quotations for any Forward Collateral, the non-defaulting party may establish the source therefor in its sole discretion and (3) all prices and bids shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Forward Collateral).

5. No Waivers, Etc. Without limitation of the provisions of Paragraph 17 of the Agreement, the failure to give a notice pursuant to subparagraph (a),
     (b), (c) or (d) of Paragraph 2 of this Annex V will not constitute a waiver of any right to do so at a later date.

                                      Annex VI

                             Buy/Sell Back Transactions

This Annex VI forms a part of the Master Repurchase Agreement dated as of March 31, 1999, 19__ (the "Agreement") between Bear Stearns International Ltd. and LNR CMBS Holdings Corporation. Capitalized terms used but not defined in this Annex Vl shall have the meaning ascribed to them in the Agreement.

1. In the event of any conflict between the terms of this Annex Vl and any other term of the Agreement, the terms of this Annex Vl shall prevail.

2. Each Transaction shall be identified at the time it is entered into and in the relevant Confirmation as either a Repurchase Transaction or a Buy/Sell Back Transaction.

3. In the case of a buy/Sell Back Transaction, the Confirmation delivered in accordance with Paragraph 3 of the Agreement may consist of a single document in respect of both of the transfers of funds against Securities which together form the Buy/Sell Back Transaction or separate Confirmations may be delivered in respect of each such transfer.

4.   Definitions. The following definitions shall apply to Buy/Sell Back
     Transactions:

(a) "Accrued Interest", with respect to any Purchased Securities subject to a Buy/Sell Back Transaction, unpaid Income that has accrued during the period from (and including) the issue date or the last Income payment date (whichever is later) in respect of such Purchased Securities to (but excluding) the date of calculation. For these purposes unpaid Income shall be deemed to accrue on a daily basis from (and including) the issue date or the last Income payment date (as the case may be) to (but excluding) the next Income payment date or the maturity date (whichever is earlier);

(b) "Sell Back Differential", with respect to any buy/Sell Back Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Buy/Sell Back Transaction to the Purchase Price for such Buy/Sell Back Transaction on a 360 day per year basis (unless otherwise agreed by the parties for the Transaction) for the actual number of days during the period commencing on (and including) the Purchase Date for such Buy/Sell Back Transaction and ending on (but excluding) the date of determination;

(c)  "Sell Back Price", with respect to any Buy/Sell Back Transaction:

     (i) in relation to the date originally specified by the parties as the Repurchase Date pursuant to Paragraph 2(q) of the Agreement, the price agreed by the Parties in relation to such Buy/Sell Back Transaction, and

     (ii) in any other case (including for the purposes of the application of Paragraph 4 or Paragraph 11 of the Agreement), the product of the formula (P + D) - (IR + C), where -

     P = the Purchase Price

     D = the Sell Back Differential

     IR = the amount of any Income in respect of the Purchased Securities paid by the issuer on any date falling between the Purchase Date and the Repurchase Date

     C = the aggregate amount obtained by daily application of the Pricing Rate for such buy/Sell Back Transaction to any such Income from (and including) the date of payment by the issuer to (but excluding) the date of calculation.

5. When entering into a buy/Sell Back Transaction the parties shall also agree on the Sell Back Price and the Pricing Rate to apply in relation to such Buy/Sell Back Transaction on the scheduled Repurchase Date. The parties shall record the Pricing Rate in a least one Confirmation applicable to such Buy/Sell Back Transaction.

6. Termination of a Buy/Sell Back Transaction shall be effected on the Repurchase Date by transfer to Seller or its agent of Purchased Securities against the payment by Seller of (i) in a case where the Repurchase Date is the date originally agreed to by the parties pursuant to Paragraph 2(q) of the Agreement, the Sell Back Price referred to in Paragraph 4(c)(ii) of this Annex; and (ii) in any other case, the Sell Back Price referred to in Paragraph 4(c)(ii) of this Annex.

7. For the avoidance of doubt, the parties acknowledge and agree that the Purchase Price and the Sell Back

Price in Buy/Sell Back Transactions shall include Accrued Interest (except to the extent contrary to market practice with respect to the Securities subject to such Buy/Sell Back Transaction, in which event (i) an amount equal to the Purchase Price plus Accrued Interest to the Purchase Date shall be paid to Seller on the Purchase Date and shall be used, in lieu of the Purchase Price, for calculating the Sell Back Differential, (ii) an amount equal to the Sell Back Price plus the amount of Accrued Interest to the Repurchase Date shall be paid to Buyer on the Repurchase Date, and (iii) the formula in Paragraph 4(c)(ii) of this Annex Vl shall be replaced by the formula "(P + Al + D) - (IR +
C)", where "AI" equals Accrued Interest to the Purchase Date).

8. Unless the parties agree in Annex I to the Agreement that a Buy/Sell Back Transaction is not to be re-priced, they shall at the time of re-pricing agree on the Purchase Price, the Sell Back Price and the Pricing Rate applicable to such Transaction.

9. Paragraph 5 of the Agreement shall not apply to Buy/Sell Back Transaction. Seller agrees, on the date such Income is received, to pay to Buyer any Income received by Seller in respect of Purchased Securities that is paid by the issuer on any date falling between the Purchased Date and the Repurchase Date.

10. References to "Repurchase Price" throughout the Agreement shall be construed as references to "Repurchase Price or the Sell Back Price, as the case may be".

11. In Paragraph 11 of the Agreement, references to the "Repurchase Prices" shall be construed as references to "repurchase Prices and Sell Back Prices."

                                    Annex VII

             Transactions Involving Registered Investment Companies

This Annex VII (including any Schedules hereto) forms a part of the Master Repurchase Agreement dated as of March 31, 1999, 19__ (the "Agreement") between LNR CMBS Holdings Corp ("Counterparty") and each investment company identified on Schedule Vll.A hereto (as such schedule may be amended from time to time) acting on behalf of its respective series or portfolios identified on such
Schedule VII>A, or in the case of those investment companies for which no separate series or portfolios are identified on such Schedule VII.A, or in the case of those investment companies for which no separate series or portfolios are identified on such Schedule VII.A, acting for and on behalf of itself (each such series, portfolio or investment company, as the case may be, hereinafter referred to as a "Fund"). In the event of any conflict between the terms of this Annex VII and any other term of the Agreement, the terms of this Annex VII shall prevail. Capitalized terms used but not defined in this Annex VII shall have the meanings ascribed to them in the Agreement.

1. Multiple Funds. For any Transaction in which a fund is acting as Buyer (or Seller, as the case may be), each reference in the Agreement and this Annex Vll to Buyer (or Seller, as the case may be) shall be deemed a reference solely to the particular Fund to which such Transaction relates, as identified to Seller (or Buyer, as the case may be) by the Fund and as may be specified in the Confirmation therefor. In no circumstances shall the rights, obligations, or remedies of either party with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. Specifically, and without otherwise limiting the scope of this
     Paragraph: (a) the margin maintenance obligations of Buyer and Seller specified in Paragraph 4 or any other provisions of the Agreement and the single agreement provisions of Paragraph 12 of the Agreement shall be applied based solely upon Transactions entered into by a particular Fund,
     (b) Buyer's and Seller's remedies under the Agreement upon the occurrence of an Event of Default shall be determined as if each Fund had entered into a separate Agreement with Counterparty, and (c) Seller and buyer shall have no right to set off claims related to Transactions entered into by a particular Fund against claims related to Transactions entered into by any other Fund.

2. Margin Percentage. For any Transaction in which a Fund is acting as buyer, the buyer's Margin Percentage shall always be equal to at least ___%, or such other percentage as the parties hereto may from time to time mutually determine: provided, that in no event shall such percentage be less than 100%. For any Transaction in which a Fund is acting as Seller, the Buyer's Margin Percentage shall be such percentage as the parties hereto may from time to time mutually determine; provided, that in no event shall such percentage be less than 100%.

3. Confirmations. Unless otherwise agreed, Counterparty shall promptly issue a Confirmation to the Fund pursuant to Paragraph 3 of the Agreement. Upon the transfer of substituted or Additional Purchased Securities by either party, Counterparty shall promptly provide notice to the Fund confirming such transfer.

4. Financial condition. Each party represents that is has delivered the following financial information to the other party to the Agreement: in the case of a party that is a registered broker-dealer, its most recent statements required to be furnished to customers by Rule 17a-5(c) under the 1934 Act; in the case of a party that is a Fund, its most recent audited or unaudited financial statements required to be furnished to its shareholders by Rule 30d-1 under the Investment Company Act of 1940; in the case of any other party, its most recent audited or unaudited statements of financili condition or other comparable information concerning its financial condition.

     Each party represents that the financial statements or information so delivered fairly reflect its financial condition and, if applicable, its net capital ratio, on the date as of which such financial statements or information were prepared. Each party agrees that it will make available and deliver to the other party, promptly upon request, all such financial statements that subsequently are required to be delivered to its customers or shareholders pursuant to Rule 17-a-5(c) or Rule 30d-1, as the case may be, or, m in the case of a party that is neither a registered broker-dealer nor a Fund, all such financial information that subsequently becomes available to the public.

     Each Fund acknowledges and agrees that it has made an independent evaluation of the creditworthiness of the other party that is required pursuant to the Investment Company Act of 1940 or the regulations thereunder. Each fund agrees that its agreement to enter into each transaction hereunder shall constitute an acknowledgement and agreement that it has made such an evaluation.

5. Segregation of Purchased Securities. Unless otherwise agreed by the parties, any transfer of Purchased Securities to a Fund shall be effected by delivery or other transfer (in the manner agreed upon pursuant to Paragraph 7 of the Agreement) to the custodian or subcustodian designated for such Fund in Schedule VII.A hereto ("Custodian") for credit to the Fund's custodial account with such Custodian. If the party effecting such transfer is the Fund's Custodian, such party shall, unless otherwise directed by the Fund, (a) transfer and maintain such Purchased Securities to and in the Fund's custodial account with such party and (b) so indicate in a notice to the Fund.

                                 Schedule VII.A

                Supplemental Terms and Conditions of Transactions

                    Involving Registered Investment Companies

This Schedule VII.A forms a part of Annex VII to the Master Repurchase Agreement dated as of March 31, 1999, 19__ (the "Agreement") between Bear Stearns International and LNR CMBS Holdings Corporation. Capitalized terms used but not defined in this Schedule VII.A shall have the meanings ascribed to them in Annex VII.

1. This Agreement is entered into by or on behalf of the following Fund, and unless otherwise indicated by the appropriate Fund in connection with a Transaction, the following Custodians are designated to receive transfers of Purchased Securities on behalf of such Funds for credit to the appropriate Fund's custodial account:

Name of Fund                                            Custodian
------------                                            ---------







[ ]. Limitation of Liability. If the Fund is organized as a business trust (or a series thereof), the parties agree as follows: [insert appropriate language limiting liability or trustees, officers and others]